Exhibit 21.
		AMERCO AND CONSOLIDATED SUBSIDIARIES
		   SUBSIDIARIES OF THE REGISTRANT
		 FISCAL YEAR ENDING MARCH 31, 1997


							STATE OF
		    LEGAL NAME                       INCORPORATION
---------------------------------------------------  -------------
AMERCO (Nevada)                                           NV
  Is the Parent Company of:
    Amerco Real Estate Company                            NV
      Parent Company of:
      Amerco Real Estate Co of Texas, Inc.                TX
      Amerco Real Estate Company of Alabama               AL
      Nationwide Commercial Company                       AZ
	   Parent Company of:
	   Yonkers Property Corporation                   NY
	   Gibraltar Storage Corporation                  AL

      One PAC Company                                     NV
      Two PAC Company                                     NV
      Three PAC Company                                   NV
      Four PAC Company                                    NV
      Five PAC Company                                    NV
      Six PAC Company                                     NV
      Seven PAC Company                                   NV
      Eight PAC Company                                   NV
      Nine PAC Company                                    NV
      Ten PAC Company                                     NV
      Eleven PAC Company                                  NV
      Twelve PAC Company                                  NV

    Japal, Inc.                                           NV
    M.V.S., Inc.                                          NV
    Pafran, Inc.                                          NV
    Sophmar, Inc.                                         NV
    EJOS, Inc.                                            AZ

    Oxford Life Insurance Company                         AZ
    Republic Western Insurance Company                    AZ
      Parent Company of:
      Republic Claims Service Company                     AZ
      Republic Western Syndicate, Inc.                    NY
      RWIC Investment, Inc.                               AZ

		AMERCO AND CONSOLIDATED SUBSIDIARIES
		   SUBSIDIARIES OF THE REGISTRANT
		  FISCAL YEAR ENDING MARCH 31, 1996

						       STATE OF
		    LEGAL NAME                       INCORPORATION
---------------------------------------------------  -------------
AMERCO (Nevada), continued                                NV
  Is the Parent Company of:
    U-Haul International, Inc.                            NV
       Parent Company of:
	   U-Haul Business Consultants, Inc.              AZ
	   U-Haul Leasing & Sales Company                 NV
	   U-Haul Self Storage                            NV
	   A & M Associates, Inc.                         AZ
	   U-Haul Company of Washington                   WA
	   U-Haul Company of Inland Northwest             WA
	   U-Haul Company of Oregon                       OR
	   U-Haul Company of Hawaii, Inc.                 HI
	   U-Haul Company of California                   CA
	   U-Haul Company of Idaho, Inc.                  ID
	   U-Haul Company of Utah, Inc.                   UT
	   U-Haul Company of Colorado                     CO
	   U-Haul Company of Arizona                      AZ
	   U-Haul Company of New Mexico, Inc.             NM
	   U-Haul Co. of North Dakota                     ND
	   U-Haul Co. of Vermont, Inc.                    VT
	   U-Haul Co. of South Dakota, Inc.               SD
	   U-Haul Company of Minnesota                    MN
	   U-Haul Company of Nebraska                     NE
	   U-Haul Co. of Maine, Inc.                      ME
	   U-Haul Company of Kansas, Inc.                 KS
	   U-Haul Co. of Missouri                         MO
	   U-Haul Company of Oklahoma, Inc.               OK
	   U-Haul Co. of Illinois, Inc.                   IL
	   U-Haul Company of Texas                        TX
	   U-Haul Company of Arkansas                     AR
	   U-Haul Co. of Louisiana                        LA
	   U-Haul Company of Mississippi                  MS
	   U-Haul Company of Wisconsin, Inc.              WI
	   U-Haul Co. of Michigan                         MI
	   U-Haul Co. of Indiana, Inc                     IN
	   U-Haul Co. of Ohio                             OH
	   U-Haul Co. of Tennessee                        TN
	   U-Haul Co. of Kentucky                         KY
	   U-Haul Co. of Alabama                          AL
	   U-Haul Co. of Georgia                          GA
	   U-Haul Company of North Carolina               NC
	   U-Haul Company of South Carolina, Inc.         SC
	   U-Haul Co. of Florida                          FL
	   U-Haul Co. of New Hampshire                    NH
	   U-Haul Co. of Wyoming Inc.                     WY
	   U-Haul Co. of Iowa, Inc.                       IA
	   U-Haul Company of Connecticut                  CT
	   U-Haul Co. of District of Columbia, Inc.       DC
	   U-Haul Company of Rhode Island                 RI
	   U-Haul Co of New York, Inc.                    NY
	   U-Haul Co. of Pennsylvania                     PA
	   U-Haul Co. of New Jersey, Inc.                 NJ
	   U-Haul Co. of Maryland, Inc.                   MD
	   U-Haul Company of West Virginia                WV
	   U-Haul Co. of Virginia                         VA
	   U-Haul Company of Alaska                       AK
	   U-Haul Co. of Massachusetts, Inc.              MA

		AMERCO AND CONSOLIDATED SUBSIDIARIES
		   SUBSIDIARIES OF THE REGISTRANT
		  FISCAL YEAR ENDING MARCH 31, 1996

						       STATE OF
		    LEGAL NAME                       INCORPORATION
---------------------------------------------------  -------------
AMERCO (Nevada), continued                                NV
  Is the Parent Company of:
    U-Haul International, Inc., continued                 NV
       Parent Company of:
	   U-Haul Co. of Nevada, Inc.                     NV
	   U-Haul Company of Montana, Inc.                MT
	   U-Haul Co. (Canada), Ltd.                    CANADA